United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

CHINA GREEN AGRICULTURE, INC.

(Exact name of Registrant as specified in charter)

Nevada	001-34260	36-3526027
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

3rd floor, Borough A, Block A. No. 181, South Taibai Road,

Xi’an, Shaanxi province, PRC 710065

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (+86) 29-88231591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 4.01 Changes in Registrant's Certifying Accountant.

(a)    Resignation of Independent Registered Public Accounting Firm.

On April 19, 2017, Kabani & Company, Inc. (“Kabani”) resigned as independent registered public accounting firm for China Green Agriculture, Inc. (the “Company.”)

The audit reports of Kabani on the consolidated financial statements of the Company for each of the two most recent fiscal years ended June 30, 2016 and June 30, 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended June 30, 2016 and June 30, 2015 and during the subsequent interim period from July 1, 2016 through April 19, 2017, (i) there were no disagreements with Kabani on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Kabani's satisfaction, would have caused Kabani to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Kabani with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of Kabani's letter, dated April 20, 2017, to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b)    Engagement of New Independent Registered Public Accounting Firm.

On April 20, 2017, the Company engaged KSP Group, Inc. ("KSP") as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2017. The decision to appoint KSP was approved by the Audit Committee of the Board of Directors.

During the two most recent fiscal years ended June 30, 2016 and June 30, 2015 and during the subsequent interim period from July 1, 2016 through April 19, 2017, neither the Company nor anyone on its behalf consulted KSP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that KSP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

ITEM 9.01    Financial Statements and Exhibits.

Exhibit16.1:	Letter from Kabani & Company, Inc. dated April 20, 2017 to the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN AGRICULTURE, INC.

By:	/s/ Tao Li
Name:	Tao Li
Title:	Chief Executive Officer
Date:	April 20, 2017

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